Exhibit 99.4
VIRNETX HOLDING CORPORATION
CODE OF ETHICS
1. Introduction
We are committed to maintaining the highest standards of ethical conduct. This Code of Ethics reflects the business practices and principles of behavior that support this commitment. Our Board of Directors is responsible for setting the standards of conduct contained in this Code and for updating these standards as appropriate to reflect legal and regulatory developments. We expect every employee, officer and director to read and understand this Code and its application to the performance of his or her business responsibilities. We will hold each of our employees, officers and directors accountable for adherence to this Code. Those who violate this Code will be subject to disciplinary action, up to and including termination.
This Code does not attempt to describe every practice or principle related to honest and ethical conduct. This Code of Ethics is an integral part of our broader employee policies set forth in our Employee Handbook. The following additional policies of the Company supplement or amplify this Code in certain areas and should be read in conjunction with this Code: our Insider Trading Policy, our Disclosure Policy, our Foreign Corrupt Practices Act Policy and our Non-Retaliation Policy. More information about these policies can be found in the Employee Handbook.
2. Compliance Officer
The Company has designated Kendall Larsen as our Compliance Officer to administer this Code. Employees, officers or directors, at their discretion, may make any report or complaint provided for in this Code to the Compliance Officer. The Compliance Officer will refer complaints submitted, as appropriate, to the Board of Directors or an appropriate Committee of the Board.
3. Compliance With Applicable Laws
All employees, officers and directors of the Company must comply with all of the laws, rules and regulations of the United States and other countries, as well as the states, counties, cities and other jurisdictions, applicable to the Company or its business.
This Code does not attempt to summarize all laws, rules and regulations applicable to the Company or its business. You should consult the various guidelines the Company has prepared on specific laws, rules and regulations, which you can find summarized in the Employee Handbook, including employment laws concerning equal employment and sexual and other types of harassment; immigration laws concerning hiring of documented workers; antitrust laws; environmental laws; occupational health and safety laws; food and drug laws; securities laws concerning disclosure requirements and insider trading; and anti-bribery laws including foreign corrupt practices. Please consult with a supervisor, the Compliance Officer or a member of the Company’s legal department if you have questions about laws that you think may be applicable to the Company or its business.

4. Conflicts Of Interest
A “conflict of interest” may exist whenever the private interests of an employee, officer or director conflict in any way (or even appear to conflict) with the interests of the Company. While our employees, officers and directors should be free to make personal investments and enjoy social relations and normal business courtesies, they must not have any personal interests that adversely influence the performance of their job responsibilities. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively. Conflicts of interest may also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Gifts to, loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal law prohibits personal loans from the Company to directors and executive officers. In addition, in general, it is a conflict of interest for a Company employee or officer to work simultaneously for a competitor, customer or supplier absent an express written consent or waiver from the Company.
5. Corporate Opportunity
Except as may be approved or ratified by the Board of Directors or a committee of independent directors, employees, officers and directors are prohibited from (a) taking for themselves personally any opportunities that belong to the Company or are discovered through the use of corporate property, information or position; (b) using corporate property, information or position for personal gain; and (c) competing with the Company.
6. Confidentiality
All employees and officers, under the Confidentiality Agreement signed when they joined the Company, and all directors, must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by the Company or required by laws, regulations or legal proceedings. As more fully described in the Confidentiality Agreement, “confidential information” includes, but is not limited to, non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed. Whenever feasible, employees, officers and directors should consult a supervisor, the Compliance Officer or a member of the Company’s legal department if they believe they have a legal obligation to disclose confidential information.
7. Fair Dealing
Each employee, officer and director should endeavor to deal fairly with the Company’s customers, suppliers, competitors, officers and employees. None of the Company’s employees, officers or directors should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice. Stealing proprietary information, misusing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited.
8. Protection And Proper Use Of Company Assets
All employees, officers and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. All Company assets should be used for legitimate business purposes. Of course, incidental personal use may be appropriate for certain Company assets, but you should check with a supervisor to determine what may be appropriate.
9. Public Company Reporting
As a public company, it is of critical importance that the Company’s filings with the Securities and Exchange Commission be full, fair, accurate, timely and understandable. Depending on their respective positions with the Company, employees, officers or directors may be called upon to provide information necessary to assure that the Company’s public reports meet these requirements. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to the Company’s public disclosure requirements. The Company has formed a Disclosure Committee to oversee the preparation and review of public disclosure documents. The members of the Disclosure Committee will change from time to time, but will generally consist of certain key managers and may include our legal counsel. You must be especially responsive to inquiries and requests from members of our Disclosure Committee.
10. Accounting Complaints
The Audit Committee of the Board of Directors is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Employees, officers or directors who have concerns or complaints regarding such matters are encouraged to promptly submit those concerns or complaints to the Audit Committee which, subject to its duties arising under applicable law, regulations and legal proceedings, will treat such submissions confidentially. Such concerns or complaints may be made anonymously.
Such submissions may be made by logging on to our complaint web site, or calling our complaint hot line if you do not have web access. Detailed instructions for logging on to the web site or calling the hot line are contained in the information package you received when you joined the Company, or you may contact our human resources department to obtain a copy of these instructions. Such submissions will be automatically directed to the attention of the Compliance Officer who will be responsible for bringing such submissions to the attention of the Audit Committee, as appropriate.
11. Reporting Any Illegal Or Unethical Behavior
Employees are encouraged to promptly contact a supervisor, manager, our human resources department, or the Compliance Officer if the Employee believes that the Employee has observed a violation of this Code of Ethics or any other illegal or unethical behavior by any officer, director or employee or by anyone purporting to be acting on the Company’s behalf and, the Employee has any doubt, about the best course of action in a particular situation. Such reports may be made anonymously. Confidentiality will be protected, subject to applicable law, regulation or legal proceeding.
Such reports may also be made by logging on to our complaint web site, or calling our complaint hot line if you do not have web access. Detailed instructions for logging on to the web site or calling the hot line are contained in the information package you received when you joined the Company, or you may contact our human resources department to obtain a copy of these instructions.
12. Reporting By Supervisors
When a supervisor, manager or other person receives reports of violations or questionable behavior pursuant to this Code of Ethics, that person shall be responsible for bringing such reports to the attention of his or her supervisor, the Compliance Officer or to the Audit Committee, as appropriate, in accordance with the reporting procedures contained in this Code of Ethics. Persons receiving such reports must endeavor to honor any confidentiality or anonymity requests made by the reporting person, subject to applicable law, regulation or legal proceedings.
13. Enforcement
Any violators of this Code will be subject to disciplinary action. The disciplinary actions will be determined by the Board of Directors or its designee. The Company intends such disciplinary action to reflect our belief that all employees, officers and directors should be held accountable to the standards of conduct set forth herein. Accordingly, such disciplinary action may include, without limitation, censure by the Board, demotion, re-assignment, suspension or termination, depending on the nature and the severity of the violation.
14. No Retaliation
The Company will not permit retaliation of any kind against anyone who makes a report or complaint in good faith with a reasonable basis for believing that a violation of this Code or other illegal or unethical conduct has occurred.
15. Amendment, Modification And Waiver
This Code may be amended or modified from time to time by the Board of Directors or a committee thereof, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, and the rules thereunder and the applicable rules of the Nasdaq Capital Market. Any amendment, modification or waiver of the provisions of this Code for executive officers or directors of the Company may only be made by the Board of Directors or a committee thereof, and must be promptly disclosed to shareholders, along with the reasons for any such waiver, as required by the Securities Exchange Act of 1934, and the rules thereunder and the applicable rules of the Nasdaq Capital Market.

FORM OF ANNUAL CERTIFICATION
Each employee, officer and director must certify on the following form at least annually or at such other times as requested to do so by the Company’s management.
To: _____________________________ (Manager)
Subject: Code of Ethics
I, ____________________________________________,
            First Name     Middle Name     Last Name
                                (PLEASE PRINT)
As an employee, officer or director of «CompanyName» or one of its subsidiaries or divisions, I do hereby acknowledge that I have received a copy of the Code of Ethics and that I have read and reviewed the Code of Ethics and understand its contents and understand that I am subject to all of its provisions. I further certify that I am not aware of any violations of the Code of Ethics that have not been duly reported pursuant to the provisions of the Code of Ethics as of the date of this certification.

Signature	Date:

Title

Department Name	Department Number